                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.



                                                   /s/ John L. Ridihalgh
                                                   -----------------------------
                                                        John L. Ridihalgh

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                     /s/ John Schroepfer
                                                     ---------------------------
                                                          John Schroepfer

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                     /s/  C. Michael Hazard
                                                     ---------------------------
                                                           C. Michael Hazard

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                     /s/ Jerry K. Mueller, Jr.
                                                     ---------------------------
                                                          Jerry K. Mueller, Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                     /s/ Julius R. Krevans
                                                     ---------------------------
                                                          Julius R. Krevans

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                             /s/ Michael P. Moore
                                             ---------------------------------
                                                  Michael P. Moore

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                     /s/ J. Frank Whitley, Jr.
                                                     ---------------------------
                                                          J. Frank Whitley, Jr.

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                           /s/  James F. Zid
                                                           ---------------------
                                                                 James F. Zid

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                              NEOPROBE CORPORATION

The undersigned who is a director or officer of Neoprobe Corporation, a Delaware corporation (the "company");

Does hereby constitute and appoint John L. Ridihalgh and David C. Bupp to be his agents and attorneys-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission one or more
     Registration Statements on Form S-8 under the Securities Act of 1933, and any amendments or supplements (including post-effective amendments) to such Registration Statements; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Registration Statements, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned or the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Ohio that apply to instruments negotiated, executed, delivered and performed solely within the State of Ohio.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of January, 1997.


                                                       /s/  Zwi Vromen
                                                       ------------------------
                                                            Zwi Vromen